SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 26, 2000


                            AMBANC HOLDING CO., INC.
                    -----------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Delaware                0-27036                   14-1783770
---------------------------  -----------------    ----------------------------
State or other jurisdiction    (SEC File No.)     (IRS Employer Identification
     of incorporation)                                     Number)


11 Division Street, Amsterdam, New York                   12010-4303
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:     (518) 842-7200
                                                        --------------
                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5. Other Events
---------------------

         Copies of press releases issued June 26, 2000 and June 30, 2000 by the Registrant are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference in their entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

Exhibit 99.1 -- Press Release dated June 26, 2000.
------------

Exhibit 99.2 -- Press Release dated June 30, 2000.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    AMBANC HOLDING CO., INC.



Date:    June 30, 2000              By: /s/ Robert Kelly
                                        ------------------------------------
                                        Robert Kelly
                                        Vice President and General Counsel